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                                                                 EXHIBIT 10.22


                        AMENDMENT TO EMPLOYMENT AGREEMENT


Section 7(a) ("Resignation for Good Reason Following Change of Control") of the Employment Agreement executed between USA Waste Services, Inc. (the "Company"), and WILLIAM A. ROTHROCK("Executive") is hereby amended to as follows:

         Subsection 7(a)(iv) contained in the current Employment Agreement will be replaced with the following new subsection:

         (iv) THE CHANGE OF EXECUTIVE'S PRINCIPAL PLACE OF EMPLOYMENT TO A LOCATION MORE THAN FIFTY (50) MILES FROM SUCH PRINCIPAL PLACE OF EMPLOYMENT, EXCEPT FOR REQUIRED TRAVEL ON THE COMPANY'S BUSINESS TO AN EXTENT SUBSTANTIALLY CONSISTENT WITH EXECUTIVE'S BUSINESS TRAVEL OBLIGATIONS IMMEDIATELY BEFORE A CHANGE IN CONTROL;

All remaining terms of the Employment Agreement shall continue in full force and effect.

AGREED:


  /s/ WILLIAM A ROTHROCK                          Date:  December 12, 1997
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WILLIAM A. ROTHROCK



USA WASTE SERVICES, INC.


By:   Greg Sangalis                               Date:  December 12, 1997
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Its:  Vice President / Secretary
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